SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 22, 2001
                                                           ------------

                  FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
                                  ------------
                 (State or other jurisdiction of incorporation)

        0-14841                                          22-2476703
        -------                                          ----------

(Commission File Number)                    (IRS Employer Identification Number)

              One Franklin Plaza, Burlington, New Jersey 08016-4907
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (609) 386-2500
                                                           --------------

ITEM 5. OTHER EVENTS

            On May 22, 2001, Franklin Electronic Publishers, Incorporated amended the terms and provisions of its Series A 10% Convertible Preferred Stock as more fully set forth in the Amended and Restated Statement of Rights and Preferences, a copy of which is attached hereto as Exhibit 4.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits:

            4.1 Form of Amended and Restated Statement of Rights and Preferences with respect to the Series A 10% Convertible Preferred Stock

                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FRANKLIN ELECTRONIC PUBLISHERS,
                                        INCORPORATED


                                        By: /s/ Gregory J. Winsky
                                            ------------------------------------
                                         Name:  Gregory J. Winsky
                                         Title: Executive Vice President

Date: May 22, 2001